UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 4, 2004

United Online, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33367	77-0575839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2555 Townsgate Road
Westlake Village, California 91361
(Address of principal executive offices) (Zip Code)

Telephone: (805) 418-2000
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS

(c)     Exhibits.

Exhibit No.	Description

99.1	Press release dated February 4, 2004 (which is being furnished pursuant to Item 12 of Form 8-K)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 4, 2004, United Online, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2003, and other financial information.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report and the exhibits attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 4, 2004	UNITED ONLINE, INC.

/s/ Charles S. Hilliard
Charles S. Hilliard
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 4, 2004 (which is being furnished pursuant to Item 12 of Form 8-K)